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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 MARCH 16, 1998
                        ---------------------------------
                        (Date of earliest event reported)



                                 ERGOBILT, INC.
               (Exact Name of Registrant as Specified in Charter)



           TEXAS                         0-22077                75-2600529
----------------------------           ------------         -------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)




                              9244 MARKVILLE DRIVE
                               DALLAS, TEXAS 75243
          (Address of Principal Executive Offices, Including Zip Code)




                                 (972) 889-3742
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)



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                                 ERGOBILT, INC.

                                    FORM 8-K

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On March 16, 1998, the Registrant's Board of Directors engaged Coopers & Lybrand LLP ("Principal Accountant") as Registrant's new independent accountant, replacing KPMG Peat Marwick LLP as Registrant's independent accountant.

              Registrant reported the termination of KPMG Peat Marwick LLP as Registrant's independent accountant in a report on Form 8-K filed of even date herewith.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 20, 1998                    ERGOBILT, INC.


                                         By: /s/ GERARD SMITH
                                            ---------------------------------
                                             Gerard Smith, President and CEO




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